UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 23, 2020
RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-37745	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant's telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	RNWK	The NASDAQ Stock Market
Preferred Share Purchase Rights	RNWK	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 24, 2020, RealNetworks, Inc. (the "Company") executed a promissory note confirming a term loan from Bank of America, NA ("Lender") in the principal amount of $2,870,568 (the "PPP Loan") pursuant to the Paycheck Protection Program established by the recently enacted Coronavirus Aid, Relief, and Economic Security Act of 2020 (the “CARES Act”). The PPP Loan has an interest rate of 1.00% per annum, a two-year maturity, no pre-payment penalty, and a deferment period of six months.

The Paycheck Protection Program authorized up to $349 billion in forgivable loans to small businesses to pay their employees during the COVID-19 crisis. Accordingly, principal and interest accrued under the PPP Loan is eligible for forgiveness so long as the Company uses all proceeds of the PPP Loan to cover payroll costs, and rent and utilities, and otherwise complies with the requirements of the program. Any amounts not forgiven will be payable by the Company to Lender in monthly installments following the six-month deferment period.  The Company intends to use the proceeds of the PPP Loan for eligible purposes and to pursue forgiveness, although the Company could take action that might cause some or all of the PPP Loan to become ineligible for forgiveness.

The PPP Loan contains customary events of default relating to, among other things, payment defaults and breaches of representations, warranties or covenants.  The occurrence of an event of default may result in the immediate repayment of all amounts outstanding, collection of all amounts owing from the Company, or filing suit and obtaining judgment against the Company.

The foregoing description of the PPP Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the PPP Loan filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2020, RealNetworks issued a press release that, among other announcements, reported that the Company reaffirms that its financial results for the first quarter of 2020 met or exceeded the guidance the Company provided on February 5, 2020. The Company’s press release dated April 29, 2020 is included as Exhibit 99.1 to this report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 23, 2020, RealNetworks, Inc. received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC indicating that, based upon the closing bid price of the Company's common stock for the last 30 consecutive business days, the Company no longer meets Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of at least $1 per share.

In response to the unprecedented turmoil in U.S. and world financial markets in recent weeks, on April 16, 2020 Nasdaq filed an immediately effective rule change with the U.S. Securities and Exchange Commission that tolled the compliance periods for the bid price and market value of publicly held shares requirements (the "Price-Based Requirements") through June 30, 2020 (the "Tolling Period"). In its public statement, Nasdaq stated its belief that this relief was appropriate as it saw an increase in the number of companies whose securities were becoming non-compliant with the Price-Based Requirements amidst the market uncertainty. Nasdaq further stated its belief that this temporary tolling of the compliance periods for the Price-Based Requirements would permit companies to focus on running their businesses and the immediate health crisis caused by the COVID-19 pandemic, including its impact on employees, customers, and communities.

Nasdaq Listing Rule 5810(c)(3)(A) provides a compliance period of 180 calendar days in which to regain compliance with the minimum bid price requirement. Applying the Tolling Period, the Company's 180-day compliance period will run from July 1, 2020 to December 28, 2020. If the Company evidences a closing bid price of at least $1 per share for a minimum of 10 consecutive business days during the Tolling Period or 180-day compliance period, the Company will automatically regain compliance. In the event the Company does not regain compliance with the $1 bid price requirement by December 28, 2020, the Company may be eligible for consideration of a second 180-day compliance period.

The Company is diligently working to evidence compliance with the minimum bid price requirement for continued listing on Nasdaq. There can be no assurance, however, that the Company will be able to regain compliance or that Nasdaq will grant the Company a further extension of time to regain compliance, if necessary. If the Company fails to regain compliance with the Nasdaq continued listing standards, its common stock would be subject to delisting from Nasdaq.
Item 7.01. Regulation FD.

The Company’s press release dated April 29, 2020 is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Promissory note dated April 24, 2020
99.1	Press release dated April 29, 2020

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the Company’s first quarter 2020 financial results, use of proceeds from and potential forgiveness of the PPP Loan, and its ability to regain compliance with Nasdaq’s continued listing standards and eligibility for an additional compliance period beyond December 28, 2020, as well as statements relating to the current pandemic, product innovations and markets. While the Company believes its plans, intentions and expectations reflected in any forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Corporate Secretary
Dated: April 29, 2020